UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2022

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

Granite Construction Incorporated (the “Company,” “Granite,” “our,” or “we”) previously announced our decision to retain the Water Resources and Mineral Services businesses that were previously classified as held for sale and reported in discontinued operations. The financial results for these businesses will be reported within the Mountain operating group's continuing operations and their assets and liabilities will no longer be classified as held for sale as of September 30, 2022. The results of Inliner, our trenchless and pipe rehabilitation services business, which was sold on March 16, 2022 will also now be reported within the Mountain operating group's continuing operations through the date of sale. These changes will be presented beginning in Granite’s Form 10-Q for the quarter ended September 30, 2022, and prior periods will be revised.

For investors who may want to consider the effects of the above noted changes in advance of the announcement of the third quarter results, Granite is furnishing certain unaudited summarized financial information in the tables below. These tables provide investors with historical segment financial information for each of the previously reported fiscal years ended 2021 and 2020, and the previously reported quarters in fiscal years 2022 and 2021. Information on segment assets and related depreciation, depletion and amortization will be presented in the respective reports on Form 10-K and Form 10-Q, beginning with the Form 10-Q for the quarter ended September 30, 2022.

This information does not restate Granite’s previously reported consolidated financial statements for any period. It does not change Granite’s previously reported consolidated total assets, liabilities or shareholders’ equity or its reported consolidated net income or earnings per share, nor does it reflect any subsequent information or events, other than as required to reflect the change in discontinued operations as described above. The updated information should be read in conjunction with our previously filed reports on Form 10-K and Form 10-Q.

The information set forth herein is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall the information be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.

Forward-looking Statements

Any statements contained in this report that are not based on historical facts, including statements regarding future events, occurrences, opportunities, circumstances, activities, performance, growth, demand, strategic plans, shareholder value, outcomes, outlook, Committed and Awarded Projects (“CAP”) and results, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by words such as “future,” “outlook,” “assumes,” “believes,” “expects,” “estimates,” “anticipates,” “intends,” “plans,” “appears,” “may,” “will,” “should,” “could,” “would,” “continue,” "guidance" and the negatives thereof or other comparable terminology or by the context in which they are made. These forward-looking statements are estimates reflecting the best judgment of senior management and reflect our current expectations regarding future events, occurrences, opportunities, circumstances, activities, performance, growth, demand, strategic plans, shareholder value, outcomes, outlook, CAP and results. These expectations may or may not be realized. Some of these expectations may be based on beliefs, assumptions or estimates that may prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our business, financial condition, results of operations, cash flows and liquidity. Such risks and uncertainties include, but are not limited to, those described in greater detail in our filings with the Securities and Exchange Commission, particularly those described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Due to the inherent risks and uncertainties associated with our forward-looking statements, the reader is cautioned not to place undue reliance on them. The reader is also cautioned that the forward-looking statements contained herein speak only as of the date of this report and, except as required by law; we undertake no obligation to revise or update any forward-looking statements for any reason.

The following tables present unaudited summarized segment information for each of the previously reported 2022 and 2021 quarterly periods and the years ended 2021 and 2020. All dollar amounts are in thousands.

Three Months Ended June 30, 2022	Continuing Operations	Previously Discontinued Operations	Total
Revenue
Construction	$632,260	$85,554	$717,814
Materials	136,026	-	136,026
Total revenue	$768,286	$85,554	$853,840
Cost of revenue (1)
Construction	$571,094	$70,386	$641,480
Materials	118,712	-	118,712
Total cost of revenue	$689,806	$70,386	$760,192
Gross profit
Construction	$61,166	$15,168	$76,334
Materials	17,314	-	17,314
Gross profit	$78,480	$15,168	$93,648
Gross margin
Construction	9.7%	17.7%	10.6%
Materials	12.7	-	12.7
Gross margin	10.2%	17.7%	11.0%
(1) Cost of revenue excludes depreciation and amortization that would have been recognized if the previously discontinued operations had been continually classified as held and used. A cumulative catch-up adjustment was recorded in the three months ended September 30, 2022 in connection with the decision to retain the Water Resources and Mineral Services businesses. $3.4 million of the adjustment was attributable to cost of revenue for the three months ended June 30, 2022.

Three Months Ended March 31, 2022	Continuing Operations	Previously Discontinued Operations	Total
Revenue
Construction	$474,935	$99,991	$574,926
Materials	72,651	2,970	75,621
Total revenue	$547,586	$102,961	$650,547
Cost of revenue (1)
Construction	$426,743	$85,788	$512,531
Materials	71,068	2,939	74,007
Total cost of revenue	$497,811	$88,727	$586,538
Gross profit
Construction	$48,192	$14,203	$62,395
Materials	1,583	31	1,614
Gross profit	$49,775	$14,234	$64,009
Gross margin
Construction	10.1%	14.2%	10.9%
Materials	2.2	1.0	2.1
Gross margin	9.1%	13.8%	9.8%
(1) Cost of revenue excludes depreciation and amortization that would have been recognized if the previously discontinued operations had been continually classified as held and used. A cumulative catch-up adjustment was recorded in the three months ended September 30, 2022 in connection with the decision to retain the Water Resources and Mineral Services businesses. $3.5 million of the adjustment was attributable to cost of revenue for the three months ended March 31, 2022.

Three Months Ended December 31, 2021	Continuing Operations	Previously Discontinued Operations	Total
Revenue
Construction	$588,488	$117,853	$706,341
Materials	94,708	4,602	99,310
Total revenue	$683,196	$122,455	$805,651
Cost of revenue
Construction	$551,357	$107,200	$658,557
Materials	80,187	4,461	84,648
Total cost of revenue	$631,544	$111,661	$743,205
Gross profit
Construction	$37,131	$10,653	$47,784
Materials	14,521	141	14,662
Gross profit	$51,652	$10,794	$62,446
Gross margin
Construction	6.3%	9.0%	6.8%
Materials	15.3	3.1	14.8
Gross margin	7.6%	8.8%	7.8%

Three Months Ended September 30, 2021	Continuing Operations	Previously Discontinued Operations	Total
Revenue
Construction	$793,422	$131,032	$924,454
Materials	132,432	5,243	137,675
Total revenue	$925,854	$136,275	$1,062,129
Cost of revenue
Construction	$711,239	$113,978	$825,217
Materials	112,655	4,322	116,977
Total cost of revenue	$823,894	$118,300	$942,194
Gross profit
Construction	$82,183	$17,054	$99,237
Materials	19,777	921	20,698
Gross profit	$101,960	$17,975	$119,935
Gross margin
Construction	10.4%	13.0%	10.7%
Materials	14.9	17.6	15.0
Gross margin	11.0%	13.2%	11.3%

Three Months Ended June 30, 2021	Continuing Operations	Previously Discontinued Operations	Total
Revenue
Construction	$713,425	$125,513	$838,938
Materials	121,246	3,988	125,234
Total revenue	$834,671	$129,501	$964,172
Cost of revenue
Construction	$637,158	$107,331	$744,489
Materials	99,281	3,456	102,737
Total cost of revenue	$736,439	$110,787	$847,226
Gross profit
Construction	$76,267	$18,182	$94,449
Materials	21,965	532	22,497
Gross profit	$98,232	$18,714	$116,946
Gross margin
Construction	10.7%	14.5%	11.3%
Materials	18.1	13.3	18.0
Gross margin	11.8%	14.5%	12.1%

Three Months Ended March 31, 2021	Continuing Operations	Previously Discontinued Operations	Total
Revenue
Construction	$506,971	$99,485	$606,456
Materials	59,361	4,096	63,457
Total revenue	$566,332	$103,581	$669,913
Cost of revenue
Construction	$454,202	$90,497	$544,699
Materials	58,418	3,478	61,896
Total cost of revenue	$512,620	$93,975	$606,595
Gross profit
Construction	$52,769	$8,988	$61,757
Materials	943	618	1,561
Gross profit	$53,712	$9,606	$63,318
Gross margin
Construction	10.4%	9.0%	10.2%
Materials	1.6	15.1	2.5
Gross margin	9.5%	9.3%	9.5%

Year Ended December 31, 2021	Continuing Operations	Previously Discontinued Operations	Total
Revenue
Construction	$2,602,306	$473,884	$3,076,190
Materials	407,747	17,928	425,675
Total revenue	$3,010,053	$491,812	$3,501,865
Cost of revenue
Construction	$2,353,956	$419,006	$2,772,962
Materials	350,541	15,717	366,258
Total cost of revenue	$2,704,497	$434,723	$3,139,220
Gross profit (loss)
Construction	$248,350	$54,878	$303,228
Materials	57,206	2,211	59,417
Gross profit	$305,556	$57,089	$362,645
Gross margin (loss)
Construction	9.5%	11.6%	9.9%
Materials	14.0	12.3	14.0
Gross margin	10.2%	11.6%	10.4%

Year Ended December 31, 2020	Continuing Operations	Previously Discontinued Operations	Total
Revenue
Construction	$2,764,094	$417,603	$3,181,697
Materials	364,785	15,977	380,762
Total revenue	$3,128,879	$433,580	$3,562,459
Cost of revenue
Construction	$2,522,650	$378,878	$2,901,528
Materials	301,576	14,567	316,143
Total cost of revenue	$2,824,226	$393,445	$3,217,671
Gross profit (loss)
Construction	$241,444	$38,725	$280,169
Materials	63,209	1,410	64,619
Gross profit	$304,653	$40,135	$344,788
Gross margin (loss)
Construction	8.7%	9.3%	8.8%
Materials	17.3	8.8	17.0
Gross margin	9.7%	9.3%	9.7%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ Elizabeth L. Curtis
Elizabeth L. Curtis
Executive Vice President and Chief Financial Officer

Date: October 25, 2022